Income Taxes - Schedule Loss by tax jurisdictions (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Noncontrolling Interest [Abstract]
Net loss (income) from PRC operations	¥ (56,957)	¥ (145,611)	¥ 995,145
Net loss from non-PRC operations	3,697,294	3,597,207	561,198
Total net loss before tax	¥ 3,640,337	¥ 3,451,596	¥ 1,556,343